                                  IVY FUNDS

                          Ivy Asset Strategy Fund
                            Ivy Core Equity Fund
                      Ivy Cundill Global Value Fund
                        Ivy Dividend Income Fund
                     Ivy European Opportunities Fund
                    Ivy Global Natural Resources Fund
                          Ivy High Income Fund
                           Ivy International Fund
                      Ivy International Growth Fund
                      Ivy International Value Fund
                       Ivy Large Cap Growth Fund
                         Ivy Limited-Term Bond Fund
                        Ivy Mid Cap Growth Fund
                           Ivy Money Market Fund
                        Ivy Municipal Bond Fund
                       Ivy Pacific Opportunities Fund
                    Ivy Science and Technology Fund
                         Ivy Small Cap Growth Fund
                      Ivy Tax-Managed Equity Fund

      Supplement Dated July 15, 2003 To Prospectus Dated July 1, 2003
                    (and supplemented July 7, 2003)

                         Effective July 15, 2003:

The following information replaces the disclosure regarding selling Class
A shares by check in the Section entitled "Selling Shares":

To sell Class A shares of Ivy Money Market Fund and Ivy Limited-Term Bond
Fund by check:  If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

WRS3300B
527660